Hartford Life Insurance Company Separate Account Seven

File No. 333-148553           Hartford Leaders Foundation (Series I)

Hartford Life and Annuity Insurance Company Separate Account Seven

File No. 333-148566           Hartford Leaders Foundation (Series I)

Supplement Dated August 31, 2009 to the Prospectus Dated May 1, 2009

Supplement Dated August 31, 2009 to your Prospectus

Your prospectus is amended as follows:

Sales Charge

Effective for all Contracts sold on and after November 9, 2009, a front-end load, or sales charge, will be applied to initial and subsequent Premium Payments with respect to class A share versions of this Contract (Edge).  We deduct the sales charge from each Premium Payment before it is allocated to a Sub-Account and/or Fixed Accumulation Feature.  The sales charge is a percentage of each Premium Payment, at the time each Premium Payment is received by us, according to the schedule stated in the Fee Summary table.  We use the aggregate amount of Eligible Investments to calculate the applicable sales charge.  “Eligible Investments” are the higher of (a) Premium Payments less partial Surrenders or (b) your last Valuation Day’s Contract Value.

NAV Program

Effective for all Contracts sold on or after November 2, 2009, and subject to internal eligibility requirements,

•                  employees of a Financial Intermediary; and

•                  our current or retired officers, directors, trustees and employees and those of our affiliates, subsidiaries and parent companies and their respective family members;

may purchase class A share versions of this Contract (Edge) and make additional Premium Payments therein without incurring a front-end sales charge.   We reserve the right to modify, suspend, or terminate these privileges at any time.

Employee Gross-Up Program

Effective for all Contracts sold on or after November 2, 2009, and subject to internal eligibility requirements,

•                  employees of a Financial Intermediary; and

•                  our current or retired officers, directors, trustees and employees and those of our affiliates, subsidiaries and parent companies and their respective family members;

will receive a one time credit of 5% of all Premium Payments when purchasing a class B share version of this Contract (Core). We reserve the right to modify, suspend, or terminate these privileges at any time.

This supplement should be retained with your prospectus for future reference.

HV-7947